SCHEDULE OF NON CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands		Jun. 30, 2025 USD ($)	Jun. 30, 2025 JPY (¥)	Jun. 30, 2024 JPY (¥)
Notes and other explanatory information [abstract]
Deposits	[1]	$ 1,067	¥ 153,840	¥ 116,143
Others		62	8,974	7,157
Total		$ 1,129	¥ 162,814	¥ 123,300

[1]	It represents (i) long-term security deposits made for leased properties. These amounts are refundable at the end of the lease term or upon the termination of the respective contracts, provided all contractual obligations are met; and (ii) non-current portion of credit deposits paid to Credit Guarantee Corporation, which will be amortized over the loan periods. Credit Guarantee Corporation is a public institution that support small and medium enterprises by serving as guarantors.